UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 18, 2019
CONSTRUCTION PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38479	26-0758017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Healthwest Drive, Suite 2 Dothan, Alabama 36303 (Address of principal executive offices, including zip code)

(334) 673-9763 (Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	ROAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☒

Item 1.01. Entry into a Material Definitive Agreement.

On October 18, 2019, Construction Partners, Inc. (the “Company”), as a guarantor, and each of its wholly owned subsidiaries, as borrowers, entered into a Loan Modification Agreement and Amendment to Loan Documents (the “Amendment”), with BBVA USA (formerly known as Compass Bank) (“BBVA”), as agent for the lenders, and as a lender and issuing bank, and Bank of America, N.A. (“Bank of America”), as a lender, that further amends the Credit Agreement, dated June 30, 2017, which has previously been amended by (i) the Amendment to Credit Agreement, dated June 30, 2017, (ii) the Loan Modification Agreement and Amendment to Loan Documents, dated November 14, 2017, (iii) the Loan Modification Agreement and Amendment to Loan Documents, dated December 31, 2017, (iv) the Loan Modification Agreement and Amendment to Loan Documents, dated May 15, 2018, (v) the Loan Modification Agreement and Amendment to Loan Documents, dated August 30, 2019, and (vi) the Loan Modification Agreement and Amendment to Loan Documents, dated October 1, 2019 (as amended, the “Credit Agreement”).

Among other things, the Amendment corrects a clerical error that had previously transposed the formulas for calculating annual maintenance fees and issuance fees for letters of credit. Following the execution of the Amendment, (i) the annual maintenance fee for each letter of credit is the greater of $600 or the applicable letter of credit fee rate of the aggregate average daily undrawn amount, and (ii) the fee for issuing each letter of credit is equal to the product obtained by multiplying the face amount of such letter of credit by 0.20%. The foregoing description of the Credit Agreement and the Amendment is qualified in its entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 10.5, 10.6, 10.7 and 10.8, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K and in the description of the Credit Agreement included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on December 14, 2018 (defined as the “Compass Credit Agreement” therein) is incorporated herein by reference.

Item 8.01. Other Events.

In connection with the Company’s underwritten secondary offering (the “Secondary Offering”) of the Company’s Class A common stock, $0.001 par value per share (“Class A Common Stock”), which closed on September 20, 2019, certain affiliates of SunTx Capital Management Corp. (the “Selling Stockholders”) granted the underwriters of the Secondary Offering a 30-day option (the “Over-Allotment Option”) to purchase up to an additional 750,000 shares, at the Secondary Offering price of $13.4662 per share. On October 21, 2019, the Company and the Selling Stockholders completed the sale of 750,000 shares by the Selling Stockholders in connection with the exercise of the Over-Allotment Option. The Company did not receive any proceeds from the Secondary Offering.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Credit Agreement, dated June 30, 2017, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated and Everett Dykes Grassing Co., Inc., as Borrowers, the financial institutions party thereto from time to time, and Compass Bank, as Agent, Sole Lead Arranger and Sole Bookrunner (incorporated by reference to Exhibit 10.2 of the Company’s Registration Statement on Form S-1 (File No. 333-224174), filed on April 6, 2018).

10.2
Amendment to Credit Agreement, dated June 30, 2017, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, and Everett Dykes Grassing Co., Inc., as Borrowers, Compass Bank, as Agent for Lenders and as a Lender and Issuing Bank, and ServisFirst Bank, as a Lender. (incorporated by reference to Exhibit 10.3 of the Company’s Registration Statement on Form S-1 (File No. 333-224174), filed on April 6, 2018).

Exhibit No.	Description
10.3
Loan Modification Agreement and Amendment to Loan Documents, dated November 14, 2017, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, and Everett Dykes Grassing Co., Inc., as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, Compass Bank, as Agent for Lenders and as a Lender and Issuing Bank, and ServisFirst Bank, as a Lender (incorporated by reference to Exhibit 10.4 of the Company’s Registration Statement on Form S-1 (File No. 333-224174), filed on April 6, 2018).

10.4
Loan Modification Agreement and Amendment to Loan Documents, dated December 31, 2017, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, and Everett Dykes Grassing Co., Inc., as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, Compass Bank, as Agent for Lenders and as a Lender and Issuing Bank, and ServisFirst Bank, as a Lender (incorporated by reference to Exhibit 10.5 of the Company’s Registration Statement on Form S-1 (File No. 333-224174), filed on April 6, 2018).

10.5
Loan Modification Agreement and Amendment to Loan Documents, dated May 15, 2018, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, Everett Dykes Grassing Co., Inc. and The Scruggs Company, as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, Compass Bank, as Agent for Lenders and as a Lender and Issuing Bank, and ServisFirst Bank, as a Lender (incorporated by reference to Exhibit 10.5 of the Company's Current Report on Form 8-K (File No. 001-38479), filed on May 25, 2018).

10.6
Loan Modification Agreement and Amendment to Loan Documents, dated August 30, 2019, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, Everett Dykes Grassing Co., Inc. and The Scruggs Company, as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, and BBVA USA (f/k/a Compass Bank), as Agent, Lender and Issuing Bank (incorporated by reference to Exhibit 10.6 of the Company's Current Report on Form 8-K (File No. 001-38479), filed on August 30, 2019).

10.7
Loan Modification Agreement and Amendment to Loan Documents, dated October 1, 2019, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, Everett Dykes Grassing Co., Inc. and The Scruggs Company, as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, BBVA USA (f/k/a Compass Bank), as Agent for the Lenders and as a Lender and Issuing Bank, and Bank of America, N.A., as a Lender (incorporated by reference to Exhibit 10.7 of the Company's Current Report on Form 8-K (File No. 001-38479), filed on October 1, 2019).

10.8*
Loan Modification Agreement and Amendment to Loan Documents, dated October 18, 2019, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, Everett Dykes Grassing Co., Inc. and The Scruggs Company, as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, BBVA USA (f/k/a Compass Bank), as Agent for the Lenders and as a Lender and Issuing Bank, and Bank of America, N.A., as a Lender

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTRUCTION PARTNERS, INC.

Date: October 21, 2019	By:	/s/ Charles E. Owens
Charles E. Owens
President and Chief Executive Officer